Trade and other receivables	12 Months Ended
Dec. 31, 2020
Trade and other receivables [abstract]
Disclosure of trade and other receivables [text block]

15 Trade and other receivables

	At 31 December
(in USD million)	2020	2019

Trade receivables from contracts with customers	5,729	5,624
Other current receivables	1,275	1,189
Joint venture receivables	340	429
Receivables from equity accounted associated companies and other related parties	74	132

Total financial trade and other receivables	7,418	7,374
Non-financial trade and other receivables	814	859

Trade and other receivables	8,232	8,233

Trade receivables from contracts with customers are shown net of an immaterial provision for expected losses.

For more information about the credit quality of Equinor's counterparties, see note 5 Financial risk and capital management. For currency sensitivities, see note 25 Financial instruments: fair value measurement and sensitivity analysis of market risk.